UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 24, 2022

GOLDEN GROWERS COOPERATIVE
(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of	(Commission)	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58178	(701) 281-0468
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Golden Growers Cooperative (the “Cooperative”) held its annual member meeting (the “Annual Meeting”) on March 24, 2022 during which its members approved amendments to its Amended and

Restated Bylaws (the “Bylaws”). The amendments require timely nominations for director by petition and eliminate nominations from the floor. The amendments also allow any member to vote by mail in director elections, require ballots to be mailed with the notice of meeting, and permit votes cast by mail to count toward the establishment of a quorum.

Other amendments to the Bylaws were also approved to remove certain provisions approved in 2019 related to the transition of a fifteen-member board to a nine-member board. The foregoing summary of the amendments is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Cooperative held its Annual Meeting on March 24, 2022. The matters voted upon at the Annual Meeting and the results of those votes are set forth below.

As disclosed in Item 5.03 above, the members approved amendments to the Bylaws with 277 members voting yes out of 278 votes cast. The members also elected directors from two of the three geographical districts and for Director-at-Large positions established by the Bylaws.

Members from the Central district re-elected Brett Johnson as a director. He received 96 of the 96 votes cast. His new three-year term begins on March 24, 2022 and expires in March 2025. Members from the Central District also elected Chris Johnson as a director for a one-year term. He received 94 of the 94 votes cast. His one-year term begins on March 24, 2022 and expires in March of 2023.

Members from the North district elected Blane Benedict as a director for a two-year term. He received 75 of the 75 votes cast. His two-year term begins on March 24, 2022 and expires in March 2024. Mark Harless will continue as a director for the North district.

There were no elections for director for the South district. Richard Bot and Larry Vipond will continue as directors for the South District.

For the Director-at-Large positions, the members re-elected Matthew Hasbargen as a director for a three-year term. He received 280 of the 280 votes cast. His new three-year term begins on March 24, 2022 and expires in March 2025. The members also elected Brady Koehl as a director for a one-year term. He received 220 of 278 votes cast. His one-year term begins on March 24, 2022 and expires in March 2023.

Scott Jetvig will continue as a Director-at-Large.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2       Third Amended and Restated Bylaws of Golden Growers Cooperative dated March 24, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated: March 30, 2022		/s/ Scott Stofferahn
	By:	Scott Stofferahn
	Its:	Executive Vice President and Chief Executive Officer